U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): July 2, 2020

OAKTREE STRATEGIC INCOME II, INC.

(Exact name of registrant as specified in charter)

Delaware	814-01281	83-0566439
(State or other jurisdiction of incorporation or registration)	(Commission File Number)	(IRS Employer Identification No.)

333 S. Grand Avenue, 28th Floor, Los Angeles, CA		90071
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (213) 830-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01. Entry into a Material Definitive Agreement.

On July 2, 2020 (the “Closing Date”), OSI 2 Senior Lending SPV, LLC (“OSI 2 SPV”), a wholly-owned and consolidated subsidiary of Oaktree Strategic Income II, Inc. (the “Company”), entered into a second amendment (the “SPV Facility Amendment”) to the loan and security agreement (as amended, the “Loan Agreement”) by and among the Company, as collateral manager and seller, OSI 2 SPV, as borrower, the lenders from time to time party thereto, Citibank, N.A., as administrative agent, and Deutsche Bank Trust Company Americas, as collateral agent.

The SPV Facility Amendment, among other things, (a) increases the maximum permissible borrowings under the Loan Agreement from $100 million to $150 million; (b) with respect to assets added to the borrowing base on or after the Closing Date, reduces the advance rates assigned to certain classes of assets; and (c) modifies certain concentration limits and assigned value adjustment events. In connection with the SPV Facility Amendment, the applicable spread has been amended such that with respect to any borrowings in excess of $100 million during the three-year reinvestment is the greater of (i) a weighted average rate of (x) 2.25% per year for broadly syndicated loans and (y) 3.00% per year for all other eligible loans and (ii) 1.85%. The other material terms of the Loan Agreement were unchanged.

The foregoing description of the Amendment is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is hereby incorporated by reference to this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Second Amendment to Loan and Security Agreement, dated as of July 2, 2020, by and among Oaktree Strategic Income II, Inc., OSI 2 Senior Lending SPV, LLC, each of the lenders from time to time party thereto, and Citibank, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKTREE STRATEGIC INCOME II, INC.

Date: July 8, 2020	By:	/s/ Mathew Pendo
		Name:	Mathew Pendo
		Title:	President and Chief Operating Officer